Exhibit 10.1
AMENDMENT NO. 2 TO
OEM PRODUCT DEVELOPMENT AGREEMENT
     This AMENDMENT NO. 2 (“Amendment No. 2”) is made this 5th day of February, 2007, by and between Aspect Medical Systems, Inc., a Delaware corporation (“AMS”), and Boston Scientific Corporation, a Delaware corporation (“BSC”), and amends that certain OEM PRODUCT DEVELOPMENT AGREEMENT, dated as of August 7, 2002, among AMS and BSC (the “Agreement”), as amended by that certain Amendment No. 1 to OEM PRODUCT DEVELOPMENT AGREEMENT, dated as of January 31, 2005, among AMS and BSC (“Amendment No. 1”). Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed to them in the Agreement.
     WHEREAS, pursuant to the Agreement, AMS agreed to work exclusively with BSC during the Joint Development Period to develop Joint Products;
     WHEREAS, pursuant to the Agreement, AMS granted to BSC an exclusive option to become the distributor for a period of time of Company Products on the terms set forth in the Agreement, referred to in the Agreement, in Amendment No. 1 and in this Amendment No. 2 as the “Distribution Option”.
     WHEREAS, AMS and BSC have previously executed Amendment No. 1, pursuant to which each of (i) the Joint Development Period, (ii) the Option Period, (iii) the Distribution Term and (iv) the Term of the Agreement were extended;
     WHEREAS, AMS and BSC wish to further extend (i) the Joint Development Period, (ii) the Option Period, (iii) the Distribution Term and (iv) the Term of the Agreement; and
     WHEREAS, AMS and BSC wish to further amend the Agreement as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:
     1. Amendment of Section 1. In order to amend the Option Period, the Agreement is hereby amended by deleting the date “December 31, 2004” appearing in the second line of the definition of “Option Period” in Section 1 of the Agreement and replacing such date with the date “December 31, 2008”.

     2. Amendment of Section 2.2. In order to amend the Joint Development Period, the Agreement is hereby amended by deleting the date “December 31, 2004” appearing in the third line of Section 2.2 of the Agreement and replacing such date with the date “December 31, 2008”.
     3. Amendment of Section 3.1(b). In order to amend the Distribution Term, the Agreement is hereby amended by deleting the date “December 31, 2012” appearing in the sixth line of Section 3.1(b) of the Agreement and replacing such date with the date “December 31, 2016”. In addition, the Agreement is hereby amended by deleting the date “June 30, 2004” appearing in the eighth and ninth lines of Section 3.1(b) of the Agreement and replacing such dates with the date “June 30, 2008”.
     4. Amendment of Section 10.1. In order to amend the Term of the Agreement, the Agreement is hereby amended by deleting the date “December 31, 2012” appearing in the fourth line of Section 10.1 of the Agreement and replacing such date with the date “December 31, 2016”.
     5. Termination of Amendment No. 1. The parties hereto acknowledge and agree that Amendment No. 1 is hereby terminated in its entirety and is superseded by this Amendment No. 2.
     6. No Other Amendments. Except to the extent amended hereby, all of the definitions, terms, provisions and conditions set forth in the Agreement are hereby ratified and confirmed and shall remain in full force and effect. The Agreement and this Amendment No. 2 shall be read and construed together as a single agreement and the term “Agreement” shall be deemed a reference to the Agreement as amended by this Amendment No. 2. This Amendment No. 2 may be signed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument. In making proof of this Amendment No. 2 it shall not be necessary to produce or account for more than one such counterpart.
     In Witness Whereof, this Agreement has been executed under seal by the parties hereto as of the day and year first above written.

ASPECT MEDICAL SYSTEMS, INC.		BOSTON SCIENTIFIC CORPORATION

By:	/s/ Michael Falvey	By:	/s/ Lawrence Knopf

	Name: Michael Falvey		Name: Lawrence Knopf
	Title: V. P. Finance		Title: V. P. & Assistant General Counsel

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